                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 27, 2003 (except Notes 1, 12 and 23 as to which the date is September 9, 2003) in Amendment No. 6 to the Registration Statement (Form S-1 No. 333-101921) and related Prospectus of TODCO (formerly R&B Falcon Corporation and Subsidiaries) dated December 15, 2003.


                                             /s/ ERNST & YOUNG LLP


Houston, Texas
December 11, 2003